UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2008

DELANCO BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	000-52517	36-4519533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Burlington Avenue, Delanco, New Jersey 08075
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (856) 461-0611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 8, 2008, Delanco Bancorp, Inc. issued a press release announcing that it expects to take a provision for loan losses of $442,000 in the second quarter of its fiscal year ending March 31, 2009.

For further information, see the Company’s press release dated October 8, 2008, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Other Exhibits.

Exhibit 99.1 Press Release dated October 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELANCO BANCORP, INC.
(Registrant)

Date: October 8, 2008	By:	/s/ Douglas R. Allen, Jr.
Douglas R. Allen, Jr. Chief Executive Officer and Chief Financial Officer